                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  JULY 28, 2003




                             ENCORE WIRE CORPORATION
             (Exact name of Registrant as specified in its charter)

                    DELAWARE                                 0-20278                            75-2274963
        -------------------------------                    -----------                     -------------------
        (State or other jurisdiction of                    Commission                       (I.R.S. Employer
        incorporation or organization)                     File Number                     Identification No.)


              1410 MILLWOOD ROAD
                MCKINNEY, TEXAS                                                                   75069
                ---------------                                                                   -----
   (Address of principal executive offices)                                                    (Zip Code)


       Registrant's telephone number, including area code: (972) 562-9473



              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

================================================================================


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 July 28, 2003 Earnings Release by Encore Wire Corporation regarding second quarter 2003 results.


ITEM 9. REGULATION FD DISCLOSURE.

         On July 28, 2003, Encore Wire Corporation, a Delaware corporation (the "Company"), issued an earnings release describing selected financial results of the Company for second quarter 2003. A copy of the Company's earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Limitation on Incorporation by Reference:

         In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 28, 2003, the Company issued an earnings release describing selected financial results of the Company for second quarter 2003. A copy of the Company's earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Limitation on Incorporation by Reference:

         In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.



                                       2
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ENCORE WIRE CORPORATION



Date: July 29, 2003                      By: /s/ FRANK J. BILBAN
                                            ----------------------------------
                                            Frank J. Bilban, Vice President -
                                            Finance, Treasurer and Secretary;
                                            Chief Financial Officer



                                       3
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                                INDEX TO EXHIBITS

         Item           Exhibit
         ----           -------
         99.1           July 28, 2003 Earnings Release by Encore Wire
                        Corporation regarding second quarter 2003 results.